Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of September 30, 2004 to the Amended and Restated Credit Agreement dated as of April 8, 2004 (the “Credit Agreement”) among WMG ACQUISITION CORP. (the “Company”), the Overseas Borrowers party thereto, WMG HOLDINGS CORP. (“Holdings”), the LENDERS party thereto (the “Lenders”), BANC OF AMERICA SECURITIES LLC and DEUTSCHE BANK SECURITIES INC., as Joint Lead Arrangers and Joint Book Managers, LEHMAN BROTHERS INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Co-Arrangers and Joint Book Managers, DEUTSCHE BANK SECURITIES INC. and LEHMAN COMMERCIAL PAPER INC., as Co-Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Documentation Agent, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H :

WHEREAS, the Company and Holdings wish to declare and pay certain cash dividends and make certain changes to the terms of the Credit Agreement; and

WHEREAS, the Lenders are willing to permit the Company and Holdings to do so, subject to the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date (as defined in Section 10 below), refer to the Credit Agreement as amended hereby.

SECTION 2. Additional Permitted Restricted Payments. Section 7.06 of the Credit Agreement is amended by (i) deleting the “and” at the end of clause (j) thereof, (ii) replacing the period at the end of clause (k) thereof with “; and” and (iii) adding a new clause (1) immediately after clause (k) thereof, to read in its entirety as follows: “(1) in addition to the foregoing Restricted Payments, the Company may make (x) one additional Restricted Payment consisting of a cash dividend in the amount of $7,619,444.44 to Holdings, the proceeds of which are used to make one additional Restricted Payment consisting of a cash dividend in an amount up to the amount of such Restricted Payment made by the Company to

Holdings, in each case on September 30, 2004, and (y) one additional Restricted Payment consisting of a cash dividend in an amount up to $344,380,555.56 to Holdings the proceeds of which will be utilized by Holdings to make one additional Restricted Payment consisting of a cash dividend in an amount up to the amount of such Restricted Payment made by the Company to Holdings.”

SECTION 3. Change in Fiscal Year. (a) Section 7.13 of the Credit Agreement is amended by adding the following phrase at the end thereof: “except for a change to a fiscal year ending on September 30, which change shall be effective beginning with the 2004 fiscal year”.

(b)           The table set forth in Section 7.11(a) of the Credit Agreement is amended to read in its entirety as follows:

Fiscal Year	December 31	March 31	June 30	September 30
2005	6.5:1	6.5:1	6.5:1	6.25.1
2006	5.85:1	5.5:1	5.5:1	5.35:1
2007	4.85:1	4.85:1	4.75:1	4.75:1
2008	4.5:1	4.5:1	4.25:1	4.25:1
2009	4.0:1	4.0:1	3.75:1	3.75:1
2010	3.5:1	3.5:1	3.5:1	3.5:1

(c)           The table set forth in Section 7.11(b) of the Credit Agreement is amended to read in its entirety as follows:

Fiscal Year	December 31	March 31	June 30	September 30
2005	2.25:1	2.25:1	2.25:1	2.25:1
2006	2.5:1	2.5:1	2.5:1	2.5:1
2007	2.75:1	2.75:1	2.75:1	2.75:1
2008	2.75:1	2.75:1	2.75:1	2.75:1
2009	3.0:1	3.0:1	3.0:1	3.0:1
2010	3.25:1	3.25:1	3.25:1	3.25:1

(d)           Each reference to “November 30, 2004” contained in the definition of “Excluded Consideration” and in Sections 2.05(b)(i), 6.01(b), 7.06(i), 7.11(a) and 7.11(b) of the Credit Agreement is replaced with a reference to “September 30, 2004”.

SECTION 4. Changes to Definition of Cash Equivalents. (a) Clause (e) of the definition of “Cash Equivalents” contained in Section 1.01 of the Credit Agreement is amended by deleting the words “registered under the Investment Company Act of 1940,”.

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(b)          Clause (f) of the definition of “Cash Equivalents” contained in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows: “(f) solely with respect to any Foreign Subsidiary, (i) certificates of deposit of, bankers acceptances of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development (“any such bank being a Qualifying Bank”), and whose senior unsecured long-term debt is rated at least A by S&P or A2 by Moody’s or is assigned an equivalent rating in such country (any such bank being an “Approved Foreign Bank”) and maturing within twelve (12) months of the date of acquisition, (ii) equivalents of demand deposit accounts which are maintained with an Approved Foreign Bank, (iii) certificates of deposit of, bankers acceptances of, time deposits with, or equivalents of demand deposit accounts maintained with, any Qualifying Bank that is not an Approved Bank, to the extent that the aggregate amount thereof for all Foreign Subsidiaries does not exceed $20,000,000, and (iv) any offshore funds offered by any Approved Foreign Bank or any of its Affiliates so long as such offshore fund’s senior unsecured long term debt is rated AAA by S&P or Aaa by Moody’s or is assigned an equivalent rating in the applicable jurisdiction;”.

SECTION 5. Additional Debt of Foreign Subsidiaries. Section 7.03(b) of the Credit Agreement is amended by (i) deleting the “and” at the end of clause (xxii) thereof, (ii) replacing the period at the end of clause (xxiii) thereof with “; and” and (iii) adding a new clause (xxiv) immediately after clause (xxiii) thereof, to read in its entirety as follows: “ (xxiv) Indebtedness arising under a letter of credit in a face amount not to exceed CN $2,000,000”.

SECTION 6. Technical Changes. Clause (iii) of Section 10.07(h) of the Credit Agreement is amended to read in its entirety as follows: “(iii) [intentionally deleted]”.

SECTION 7. Representations. Each of Holdings and the Company represents and warrants that (i) the representations and warranties of Holdings, the Company and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) no Default will have occurred and be continuing on such date.

SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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SECTION 9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 10. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received from each of Holdings, the Borrower and the Required Lenders a counterpart hereof signed by such parry or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WMG ACQUISITION CORP.

By:	/s/ Paul Robinson
Name: Paul Robinson
Title: SVP & Deputy General Counsel

WMG HOLDINGS CORP.

By:	/s/ Paul Robinson
Name: Paul Robinson
Title: SVP & Deputy General Counsel

Signature Page to Amendment No. 1

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar
Name: LILIANA CLAAR
Title: Vice President

BANK OF AMERICA, N.A.., as a Lender

By:	/s/ Gabriela Millhorn
	Name:	Gabriela Millhorn
	Title:	Principal

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Name of Lender:		American Express Certificate Company By: American Express Asset Management Group as Collateral Manager

By:	/s/ Yvonne Stevens
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

	Name of Lender:		AMMC CDO I, LIMITED By: American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
		Name:	Chester M. Eng
		Title:	Senior Vice President

By:
Name:
Title:

Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

	Name of Lender:		AMMC CDO II, LIMITED By: American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
		Name:	Chester M. Eng
		Title:	Senior Vice President

By:
Name:
Title:

Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

	Name of Lender:		AMMC CLO III, LIMITED By: American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
		Name:	Chester M. Eng
		Title:	Senior Vice President

By:
Name:
Title:

Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

Name of Lender:		APEX (Trimaran):CDQ I, LTD. By Trimaran Adv.isors, L.L.C.

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

ARES Leveraged Investment Fund II, L.P.		Ares VI CLO Ltd.

By:	ARES Management II, L.P.	By:	Ares CLO Management VI, L.P.
Its:	General Partner		Investment Manager

		By:	Ares CLO GP VI, LLC Its Managing Member
By:	/s/ Seth J. Brufsky
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT	By:	/s/ Seth J. Brufsky
		Name:	SETH J. BRUFSKY
ARES III CLO Ltd.		Title:	VICE PRESIDENT

By:	ARES CLO Management LLC	Ares VII CLO Ltd.

By:	/s/ Seth J. Brufsky	By:	Ares CLO Management VII, L.P. ,,
Name:	SETH J. BRUFSKY		Investment Manager
Title:	VICE PRESIDENT
		By:	Ares CLO GP VII, LLC,
Its General Partner

Ares IV CLO Ltd.

By	Ares CLO Management IV, L.P.,
	Investment Manager	By:	/s/ Seth J. Brufsky
		Name:	SETH J. BRUFSKY
By	Ares CLO GP IV, LLC,	Title:	VICE PRESIDENT
Its Managing Member

Ares VIII CLO Ltd.

By:	/s/ Seth J. Brufsky	By:	Ares CLO Management VIII, L.P.,
Name:	SETH J. BRUFSKY		Investment Manager
Title:	VICE PRESIDENT
		By	Ares CLO GP VIII, LLC,
Its General Partner
ARES V CLO Ltd

By:	ARES CLO Management V, L.P.,
Investment Manager
		By:	/s/ Seth J. Brufsky
		Name:	SETH J. BRUFSKY
By:	ARES CLO GP V, LLC,	Title:	VICE PRESIDENT
Its Managing Member
Ares Total Value Fund, L.P.
By:	/s/ Seth J. Brufsky
Name:	SETH J. BRUFSKY	By:	Area Total Value Management LLC
Title:	VICE PRESIDENT	Its:	General Partner

		By:	/s/ Seth J. Brufsky
		Name:	SETH J. BRUFSKY
		Title:	VICE PRESIDENT

AVALON CAPITAL LTD.
By: INVESCO Senior Secured Management, Inc.
As Portfolio Advisor

By:	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

AVALON CAPITAL LTD. 2
By: INVESCO Senior Secured Management, Inc.
As Portfolio Advisor

By:	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:	/s/ James Kellogg
Name: James Kellogg
Title: Managing Editor

Name of Lender:	Bear Stearns Loan Trust By: Bear Stearns Asset Management, Inc., as its attorney-in-fact

By:	/s/ Neall D. Rosenweig
Name: Neall D. Rosenweig
Title: Associate Director

	Name of Lender:	BIG SKY SENIOR LOAN FUND, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

By:
Name:
Title:

Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

	Name of Lender:	BIG SKY III SENIOR LOAN TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

By:
Name:
Title:

Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

Name of Lender:	BIRCHWOOD FUNDING. LLC

By:	/s/ Meridith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

Braymoor & Co.
By: Bear Stearns Asset Management, Inc.
Name of Lender:	as its attorney-in-fact

By:	/s/ Neall D. Rosenweig
Name: Neall D. Rosenweig
Title: Associate Director

Name of Lender:

C-SQUARED CDO LTD.

By: TCW Advisors, Inc., as its
Portfolio Manager

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

/s/ G. Steven Kalin
G. Steven Kalin
Senior Vice President

Canyon Capital Advisors, LLC
9665 Wilshire Blvd., #200
Beverly Hills, CA 90212

PROPORTIONATE VOTING PROVISION

The undersigned, Canyon Capital CLO 2004-1 LTD. (“Canyon”), is a Lender to Warner Music Group Holdings Corp., dated as of April 8, 2004 (the “Credit Agreement”). Canyon’s approval of an Amendment No.1 to the Credit Agreement has been requested pursuant to the terms of the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the Amendment No.1 to the Credit Agreement in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of the Amendment No. 1 to the Credit Agreement (without counting failure to vote or abstentions.)

Canyon Capital CLO 2004-1 LTD.

By:	Canyon Capital Advisors LLC
a Delaware limited liability company,
its Collateral Manager

By:	/s/ R. Christian B. Evensen	10/8/04
	R. Christian B. Evensen	Date
Managing Director

Name of Lender:	Carlyle High Yield Partners, L.P.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender:	Carlyle High Yield Partners II, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender:	Carlyle High Yield Partners, III, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender:		Carlyle High Yield Partners IV, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Name of Lender:		Carlyle High Yield Partners VI, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Name of Lender:	CELERITY CLO LIMITED

By:	TCW Advisors, Inc., As Agent

By:	/s/ G. Steven Kalin
Name: G. STEVEN KALIN
Title: SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name: JONATHAN R. INSULL
Title: MANAGING DIRECTOR

Name of Lender:		Centurion CDO II, Ltd. By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor Fixed Income Support Team

Name of Lender:		Centurion CDO VI, Ltd. By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor Fixed Income Support Team

Name of Lender:		Centurion CDO VII, Ltd. By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor Fixed Income Support Team

CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H.B Ewald
	Name:	Thomas H.B Ewald
	Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By:	/s/ Thomas H.B Ewald
	Name:	Thomas H.B Ewald
	Title:	Authorized Signatory

Class International Custody Services Limited as Custodian of
CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	/s/ Jeffrey Megar
	Name:	Jeffrey Megar
	Title:	Manager Director

/s/ Robert Weeder

Name of Lender: Clydesdale CLO 2001-1, LTD

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC. AS
COLLATERAL MANAGER	By:	/s/ Richard W. Stewart
		Name:	Richard W. Stewart
		Title:	Managing Director

Name of Lender: Clydesdale CLO 2003 LTD

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC. AS
COLLATERAL MANAGER	By:	/s/ Richard W. Stewart
		Name:	Richard W. Stewart
		Title:	Managing Director

Diversified Credit Portfolio LTD.
By:	Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Thomas H.B Ewald
	Name:	Thomas H.B Ewald
	Title:	Authorized Signatory

Name of Lender: East West Bank

By:	/s/ Nancy A. Moore
	Name:	Nancy A. Moore
	Title:	Senior Vice President

	Name of Lender:		EATON VANCE CDO III LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

	Name of Lender:		COSTANTINUS EATON VANCE CDO V, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

	Name of Lender:		EATON VANCE CDO VI, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[Add Guarantors]
By:
Name:
Title:

	Name of Lender:		EATON VANCE FLOATING-RATE INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

	Name of Lender:		EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

	Name of Lender:		EATON VANCE LIMITED DURATION INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

	Name of Lender:		EATON VANCE SENIOR FLOATING-RATE TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

	Name of Lender:		EATON VANCE SENIOR INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

	Name of Lender:		EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

Name of Lender: Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

		Name of Lender	FIRST 2004-I CLO, LTD.

By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. Steven Kalin
Name:	G. STEVEN KALIN
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

		Name of Lender	FIRST 2004-II CLO, LTD.

By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. Steven Kalin
Name:	G. STEVEN KALIN
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

Name of Lender:		FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND By: Four Corners Capital Management LLC, As Collateral Manager

By:	/s/ Beth Digati
	Name:	BETH DIGATI
	Title:	Senior Vice President

Name of Lender:		FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II By: Four Corners Capital Management LLC, As Collateral Manager

By:	/s/ Beth Digati
	Name:	BETH DIGATI
	Title:	Senior Vice President

Name of Lender:		FORTE CDO (CAYMAN), LTD.

By:	/s/ Gilbert L. Southwell, III
	Name:	Gilbert L. Southwell, III
	Title:	Assistant Secretary

Name of Lender:		FORTE II CDO (CAYMAN), LTD.

By:	/s/ Gilbert L. Southwell, III
	Name:	Gilbert L. Southwell, III
	Title:	Assistant Secretary

FOXE BASIN CLO 2003, LTD. By Royal Bank of Canada as Collateral Manager

By:	/s/ Lee M. Shaiman
Name:	Lee M. Shaiman
Title:	Authorized Signatory

Galaxy III CLO, Ltd
By: AIG Global Investment Corp.
As Investment Advisor

By:	/s/ John G. Lapham, III
	Name:	John G. Lapham, III
	Title:	Managing Director

Galaxy CLO 2003-1, Ltd
By: AIG Global Investment Corp.
As Investment Advisor

By:	/s/ John G. Lapham, III
	Name:	John G. Lapham, III
	Title:	Managing Director

Name of Lender:		Gallatin Funding I Ltd. By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/s/ Neall D. Rosenweig
	Name:	Neall D. Rosenweig
	Title:	Associate Director

	Name of Lender:		GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Acknowledged by:		Title:

Guarantors:
[ADD GUARANTORS]	By:
Name:
Title:

Name of Lender:		Grayson CLO 2001-1 Ltd. By: Bear Stearns Asset Management, Inc, as its Collateral Manager

By:	/s/ Neall D. Rosenweig
	Name:	Neall D. Rosenweig
	Title:	Associate Director

Name of Lender:		Grayson CLO II 2004-1 LTD. By: Bear Stearns Asset Management, Inc. as its Collateral Manager

By:	/s/ Neall D. Rosenweig
	Name:	Neall D. Rosenweig
	Title:	Associate Director

Name of Lender:	GULF STREAM-COMPASS CLO 2002-1 LTD BY: GULF STREAM ASSET MANAGMENT LLC AS COLLATERAL MANAGER

By:	/s/ [Illegible]
	Name:	[Illegible]
	Title:	[Illegible]/Principal

DEUTSCHE BANK AG, NEW YORK
BRANCH, AS A LENDER

By:	/s/ Susan LeFevre
	Name:	Susan LeFevre
	Title:	Director

By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

Name of Lender:	GULF STREAM-COMPASS CLO 2004-1 LTD By: Gulf Stream Asset Managment LLC As Collateral Manager

By:	[Illegible]
	Name:	[Illegible]
	Title:	Illegible/Principal

Name of Lender:	HARBOUR TOWN FUNDING LLC

	BY:	/S/ Meredith J. Koblick
		Name:	MEREDITH J. KOBLICK
		Title:	ASSISTANT VICE PRESIDENT

Name of Lender:		IDS Life Insurance Company By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ YVONNE STEVENS
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

INVESCO EUROPEAN CDO I S.A.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

Name of Lender:			Jefferson-Pilot Life Insurance Company By: TCW Advisors, Inc. as its Investment Advisor

By:	/s/ G. Steven Kalin
	Name:	G. Steven Kalin
	Title:	Senior Vice President

By:	/s/ Jonathan R. Insull
	Name:	Jonathan R Insull
	Title:	Managing Director

Name of Lender:	Jupiter Loan Funding LLC

	By:	/s/ Meredith J. Koslick
		Name:	Meredith J. Koslick
		Title:	Assistant Vice President

KZH Crescent-3 LLC

By:	/s/ Dorian Herrera
	Name:	Dorian Herrera
	Title:	Authorized Agent

KZH Cypresstree-1 LLC

By:	/s/ Dorian Herrera
	Name:	Dorian Herrera
	Title:	Authorized Agent

KZH PONDVIEW LLC

By:	/s/ Dorian Herrera
	Name:	Dorian Herrera
	Title:	Authorized Agent

KZH SOLEIL LLC

By:	/s/ Dorian Herrera
	Name:	Dorian Herrera
	Title:	Authorized Agent

KZH SOLEIL-2 LLC

By:	/s/ Dorian Herrera
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

KZH STERLING LLC

By:	/s/ Dorian Herrera
	Name:	Dorian Herrera
	Title:	Authorized Agent

Name of Lender:	LAGUNA FUNDING LLC

	By:	/s/ Meredith J. Koslick
		Name:	MEREDITH J. KOSLICK
		Title:	ASSISTANT VICE PRESIDENT

Name of Lender: Landmark IV CDO Limited, as a Lender
By: Aladdin Capital Management, LLC
as Manager

By:	/s/ John J. D’Angelo
	Name:	John J. D’ Angelo
	Title:	Authorized Signatory

Name of Lender: LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Frank P. Turner
	Name:	Frank P.Turner
	Title:	Vice President

Name of Lender: LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Frank P. Turner
	Name:	Frank P.Turner
	Title:	Vice President

Name of Lender:		LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.

By: TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

By:	/s/ G. Steven Kalin

	Name:	G. STEVEN KALIN

	Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull

	Name:	JONATHAN R. INSULL

	Title:	MANAGING DIRECTOR

LOAN FUNDING IX LLC
By: INVESCO Senior Secured Management, Inc.
as Portfolio Manager

By:	/s/ THOMAS H.B. EWALD
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

Name of Lender:	LONG LANE MASTER TRUST IV

	By:	/s/ Diana M Himes
		Name:	DIANA M. HIMES
		Title:	AUTHORIZED AGENT

Name of Lender:		Merrill Lynch Capital Corp.

By:	/s/ Chantal Simon
	Name:	Chantal Simon
	Title:	Authorized Signatory

Name of Lender:		NATEXIS BANQUES POPULAIRES

By:	Evan S. Kraus
	Name:	Evan S. Kraus
	Title:	Vice President

By:	/s/ Cynthia E. Sachs
	Name:	Cynthia E. Sachs
	Title:	VP, Group Manager

Name of Lender:		Nationwide Life Insurance Company

By:	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Associate Vice President
Public Bonds

Name of Lender:		Nationwide Mutual Fire Insurance Company

By:	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Associate Vice President
Public Bonds

Name of Lender:		Nationwide Mutual Insurance Company

By:	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Associate Vice President
Public Bonds

	Name of Lender:		NAVIGATOR CDO 2003, LTD.

	By:	/s/ David Mohon
		Name:	David Mohon
		Title:	Vice President

By:
Name:
Title:

Acknowledged by:
By:
Guarantors:		Name:
[ADD GUARANTORS]		Title:

	Name of Lender:		Nomura Bond & Loan Fund

By: LIF J Trust Bank Limited
as Trustee
By: Nomura Corporate Research and
Asset Management Inc.
Attorney in Fact	By:	/s/ Richard W. Stewart
		Name:	Richard W. Stewart
		Title:	Managing Director

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian
	Name of Lender:	By:Eaton Vance Management, Attorney-in-fact

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[ADD GUARANTORS]	By:
Name:
Title:

Name of Lender:

By:
Name:
Title:

OAK HILL CREDIT PARTNERS I, LIMITED

By: Oak Hill CLO Management I, LLC
As Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

Name of Lender:

By:
Name:
Title:

OAK HILL CREDIT PARTNERS II, LIMITED

By: Oak Hill CLO Management II, LLC
As Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

Name of Lender:

By:
Name:
Title:

OAK HILL CREDIT PARTNERS III, LIMITED

By: Oak Hill CLO Management III, LLC
As Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

Name of Lender:	OLYMPIC CLO I LTD

By:	/s/ [ILLEGIBLE]
Name:
Title:

OXFORD STRATEGIC INCOME FUND
BY: EATON VANCE MANAGEMENT
	Name of Lender:		AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

Name of Lender:		PEOPLES BENEFIT LIFE INSURANCE COMPANY

By:	/s/ Mark E. Dunn
	Name:	Mark E. Dunn
	Title:	Vice President

Name of Lender:		LightPoint CLO 2004-1, Ltd.

By:	/s/ Thomas A. Kramer
	Name:	Thomas A. Kramer
	Title:	Senior Managing Director & Chief Executive Officer

PETRUSSE EUROPEAN CLO S.A.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

Name of Lender:	PINEHURST TRADING, INC.

	By:	/s/ MEREDITH J. KOSLICK
		Name:	MEREDITH J. KOSLICK
		Title:	ASSISTANT VICE PRESIDENT

Name of Lender:	PPM MONARCH BAY FUNDING LLC

	By:	/s/ MEREDITH J. KOSLICK
		Name:	MEREDITH J. KOSLICK
		Title:	ASSISTANT VICE PRESIDENT

Name of Lender:	PPM SHADOW CREEK FUNDING LLC

	By:	/s/ MEREDITH J. KOSLICK
		Name:	MEREDITH J. KOSLICK
		Title:	ASSISTANT VICE PRESIDENT

Name of Lender:	PPM SPYGLASS FUNDING TRUST

	By:	/s/ DIANA M. HIMES
		Name:	DIANA M. HIMES
		Title:	AUTHORIZED AGENT

Name of Lender:		SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR PROSPECT FUNDING I, LLC AS TERM LENDER

By:	/s/ JAMES KELLOGG
	Name:	JAMES KELLOGG
	Title:	MANAGING DIRECTOR

Name of Lender:		SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT CLO, LIMITED AS TERM LENDER

By:	/s/ JAMES KELLOGG
	Name:	JAMES KELLOGG
	Title:	MANAGING DIRECTOR

Name of Lender:		Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ JAMES KELLOGG
	Name:	JAMES KELLOGG
	Title:	MANAGING DIRECTOR

SAGAMORE CLO LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

Name of Lender:		SANKATY HIGH YIELD PARTNERS II, L.P.

By:	/s/ James Kellogg
	Name:	JAMES KELLOGG
	Title:	MANAGING DIRECTOR

Name of Lender:		SANKATY HIGH YIELD PARTNERS III, L.P.

By:	/s/ James Kellogg
	Name:	JAMES KELLOGG
	Title:	MANAGING DIRECTOR

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc.
As Asset Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

Name of Lender:	SAWGRASS TRADING LLC

	By:	/s/ Meredith J. Koslick
		Name:	MEREDITH J. KOSLICK
		Title:	ASSISTANT VICE PRESIDENT

Name of Lender:		SECURITY INCOME FUND-INCOME OPPORTUNITY SERIES

By: Four Corners Capital Management LLC,
As Collateral Manager

By:	/s/ Beth Digati
	Name:	BETH DIGATI
	Title:	Senior Vice President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research
	Name of Lender:		as Investment Advisor

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Acknowledged by:		Title:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

Name of Lender:		Sequils-Centurion V, Ltd. By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor Fixed Income Support Team

SEQUILS-Glace Bay, Ltd.
By Royal Bank of Canada as Collateral Manager

By:	/s/ Lee M. Shaiman
	Name:	Lee M. Shaiman
	Title:	Authorized Signatory

SEQUILS-LIBERTY, LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

Name of Lender:	SIERRA CLO I LTD

By:	/s/ ILLEGIBLE
Name:
Title:

Name of Lender:		STRONG SHORT-TERM HIGH YIELD BOND FUND

By:	/s/ Gilbert L. Southwell, III
	Name:	Gilbert L. Southwell, III
	Title:	Assistant Secretary

Name of Lender:	SEMINOLE FUNDING LLC

	By:	/s/ Meredith J. Koslick
		Name:	MEREDITH J. KOSLICK
		Title:	ASSISTANT VICE PRESIDENT

SunAmerica Life Insurance Company
By: AIG Global Investment Corp.
As Investment Advisor

By:	/s/ John G. Lapham, III
	Name:	John G. Lapham, III
	Title:	Managing Director

Sun Life Assurance Company of Canada (US)
By Royal Bank of Canada as Sub-Advisor

By:	/s/ Lee M. Shaiman
	Name:	Lee M. Shaiman
	Title:	Managing Partner

Name of Lender: TCW SELECT LOAN FUND, LIMITED

By: TCW Advisors, Inc. as its Collateral Manager

By:	/s/ G. Steven Kalin
	Name:	G. STEVEN KALIN
	Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
	Name:	JONATHAN R. INSULL
	Title:	MANAGING DIRECTOR

TOLLI & CO.
BY: EATON VANCE MANAGEMENT
	Name of Lender:		AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[ADD GUARANTORS]	By:
Name:
Title:

Name of Lender:		Tuscany CDO, Limited By PPM America, Inc., as Collateral Manager

By:	/s/ David C. Wagner
	Name:	David C. Wagner
	Title:	Managing Director

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp.

	Name of Lender:		/s/ Darvin Pierce

	By:	/s/ Van Kampen
		Name:	VAN KAMPEN
		Title:	SENIOR LOAN FUND
By: Van Kampen Investment Advisory Corp.

	By:	/s/ Darvin Pierce
		Name:	DARVIN PIERCE
		Title:	EXECUTIVE DIRECTOR
Acknowledged by:

Guarantors:
[ADD GUARANTORS]
By:
Name:
Title:

Name of Lender: VELOCITY CLO, LTD.

By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. Steven Kalin
	Name:	G. STEVEN KALIN
	Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
	Name:	JONATHAN R. INSULL
	Title:	MANAGING DIRECTOR

Name of Lender: Venture III CDO, Limited

By:	Its investment advisor MJX Asset Management LLC

/s/ ILLEGIBLE
Name:
Title:

Name of Lender: Venture IV CDO, Limited

By:	Its investment advisor MJX Asset Management LLC

/s/ ILLEGIBLE
Name:
Title:

Name of Lender: Venture CDO 2002, Limited

By:	Its investment advisor MJX Asset Management LLC

/s/ ILLEGIBLE
Name:
Title:

Name of Lender: Wells Fargo Bank, N.A.

By:	/s/ Geoffrey P. Nolan
	Name:	Geoffrey P. Nolan
	Title:	Vice President

Name of Lender: Wells Fargo Bank, N.A.

	By:	/s/ Geoffrey P. Nolan
		Name:	Geoffrey P. Nolan
		Title:	Vice President

By:
Name:
Title:
Acknowledged by:

Guarantors:
[ADD GUARANTORS]	By:
Name:
Title:

Name of Lender:	WINGED FOOT FUNDING TRUST

	By:	/s/ Diana M. Himes
		Name:	DIANA M. HIMES
		Title:	AUTHORIZED AGENT

APEX (IDM) CDO I, LTD.
BABSON CLO LTD 2003-I
BABSON CLO LTD 2004-I
ELC (CAYMAN) LTD. 1999-II
ELC (CAYMAN) LTD. 1999-III
ELC (CAYMAN) LTD. 2001-I
SEABOARD CLO 2000 LTD.
SUFFIELD CLO, LIMITED
TRYON CLO LTD. 2001-I
By: Babson Capital Management LLC
as Collateral Manager

By:	/s/ John W. Stelwagon
Name:	JOHN W. STELWAGON
Title:	Managing Director

C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as
Investment Sub-Adviser

By:	/s/ John W. Stelwagon
Name:	JOHN W. STELWAGON
Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC under
delegated authority from Massachusetts Mutual
Life Insurance Company as Investment Manager

By:	/s/ John W. Stelwagon
Name:	JOHN W. STELWAGON
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ John W. Stelwagon
Name:	JOHN W. STELWAGON
Title:	Managing Director

SIMSBURY CLO, LIMITED
SOMERS CDO, LIMITED
By: Babson Capital Management LLC under
delegated authority from Massachusetts Mutual
Life Insurance Company as Collateral Manager

By:	/s/ John W. Stelwagon
Name:	JOHN W. STELWAGON
Title:	Managing Director

BILL & MELINDA GATES FOUNDATION
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ John W. Stelwagon
Name:	JOHN W. STELWAGON
Title:	Managing Director

Acknowledged by:

Guarantors:	A.P. SCHMIDT CO.
ATLANTIC/143 L.L.C.
ATLANTIC/MR VENTURES INC.
ATLANTIC MR II INC.
ATLANTIC RECORDING CORPORATION
BERNA MUSIC, INC.
BIG BEAT RECORDS INC.
BIG TREE RECORDING CORPORATION
BUTE SOUND LLC
CAFE AMERICANA INC.
CHAPPELL & INTERSONG MUSIC GROUP
(AUSTRALIA) LIMITED
CHAPPELL AND INTERSONG MUSIC GROUP
(GERMANY) INC.
CHAPPELL MUSIC COMPANY, INC.
COTA MUSIC, INC.
COTILLION MUSIC, INC.
CPP/BELWIN, INC.
CRK MUSIC INC.
E/A MUSIC, INC.
ELEKSYLUM MUSIC, INC.
ELEKTRA/CHAMELEON VENTURES INC.
ELEKTRA ENTERTAINMENT GROUP INC.
ELEKTRA GROUP VENTURES INC.
FHK, INC.
FIDDLEBACK MUSIC PUBLISHING COMPANY, INC.
FOSTER FREES MUSIC, INC.
FOZ MAN MUSIC LLC
INSIDE JOB, INC.
INTERSONG U.S.A., INC.
JADAR MUSIC CORP.
LAVA TRADEMARK HOLDING COMPANY LLC
LEM AMERICA, INC.
LONDON-SIRE RECORDS INC.
MCGUFFIN MUSIC INC.
MIXED BAG MUSIC, INC.
NC HUNGARY HOLDINGS INC.
NEW CHAPPELL INC.
NONESUCH RECORDS INC.
NVC INTERNATIONAL INC.
OCTA MUSIC, INC.
PENALTY RECORDS, L.L.C.
PEPAMAR MUSIC CORP.
REVELATION MUSIC PUBLISHING CORPORATION

RHINO ENTERTAINMENT COMPANY
RICK’S MUSIC INC.
RIGHTSONG MUSIC INC.
RODRA MUSIC, INC.
SEA CHIME MUSIC, INC.
SR/MDM VENTURE INC.
SUMMY-BIRCHARD, INC.
SUPER HYPE PUBLISHING, INC.
T-BOY MUSIC, L.L.C.
T-GIRL MUSIC, L.L.C.
THE RHYTHM METHOD INC.
TOMMY BOY MUSIC, INC.
TOMMY VALANDO PUBLISHING GROUP, INC.
TRI-CHAPPELL MUSIC INC.
TW MUSIC HOLDINGS INC.
UNICHAPPELL MUSIC INC.
W.B.M. MUSIC CORP.
WALDEN MUSIC INC.
WARNER ALLIANCE MUSIC INC.
WARNER BRETHREN INC.
WARNER BROS. MUSIC INTERNATIONAL INC.
WARNER BROS. PUBLICATIONS U.S. INC.
WARNER BROS. RECORDS INC.
WARNER/CHAPPELL MUSIC, INC.
WARNER/CHAPPELL MUSIC (SERVICES), INC.
WARNER CUSTOM MUSIC CORP.
WARNER DOMAIN MUSIC INC.
WARNER-ELEKTRA-ATLANTIC CORPORATION
WARNER MUSIC BLUESKY HOLDING INC.
WARNER MUSIC DISCOVERY INC.
WARNER MUSIC DISTRIBUTION INC.
WARNER MUSIC GROUP INC.
WARNER MUSIC LATINA INC.
WARNER SOJOURNER MUSIC INC.
WARNERSONGS, INC.
WARNER MUSIC SP INC.
WARNER SPECIAL PRODUCTS INC.
WARNER STRATEGIC MARKETING INC.
WARNER-TAMERLANE PUBLISHING CORP.
WARPRISE MUSIC INC.
WB GOLD MUSIC INC.
WB MUSIC CORP.
WBM/HOUSE OF GOLD MUSIC, INC.
WBPI HOLDINGS LLC
WBR MANAGEMENT SERVICES INC.
WBR/QRI VENTURE, INC.

WBR/RUFFNATION VENTURES, INC.
WBR/SIRE VENTURES INC.
WE ARE MUSICA, INC.
WEA EUROPE INC.
WEA INC.
WEA INTERNATIONAL INC.
WEA LATINA MUSICA INC.
WEA MANAGEMENT SERVICES INC.
WIDE MUSIC, INC.
WMG MANAGEMENT SERVICES INC.
WMG TRADEMARK HOLDING COMPANY LLC

By:	/s/ Paul Robinson
	Name:	Paul Robinson
	Title:	VP

WEA ROCK LLC

By: Warner-Elektra-Atlantic Corp., its sole member

By:	/s/ Paul Robinson
	Name:	Paul Robinson
	Title:	VP

WEA URBAN LLC

By: Warner-Elektra-Atlantic Corp., its sole member

By:	/s/ Paul Robinson
	Name:	Paul Robinson
	Title:	VP